Other Current Liabilities (Details) - Schedule of Other Current Liabilities ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Other Current Liabilities [Abstract]
Professional service fee	¥ 1,235		¥ 6,319
Advertising expense payables	5,369		2,703
Promotional expense payables	4,639		5,862
Others	6,121		5,582
Total	¥ 17,364	$ 2,389	¥ 20,466	$ 2,879	¥ 23,691